GOODWILL AND INTANGIBLE ASSETS	12 Months Ended
Jan. 03, 2015
Goodwill and Intangible Assets Disclosure [Abstract]
GOODWILL AND INTANGIBLE ASSETS
GOODWILL AND INTANGIBLE ASSETS
GOODWILL — The changes in the carrying amount of goodwill by segment are as follows:

(Millions of Dollars)	Tools & Storage	Industrial	Security	Total
Balance December 28, 2013	$3,532.1	$1,449.9	$2,580.7	$7,562.7
Acquisition adjustments	48.5	24.9	1.1	74.5
Foreign currency translation and other	(134.9)	(43.0)	(183.8)	(361.7)
Balance January 3, 2015	$3,445.7	$1,431.8	$2,398.0	$7,275.5

As required by the Company's policy, goodwill and indefinite-lived trade names were tested for impairment in the third quarter of 2014.  The Company assessed the fair values of two of its reporting units utilizing a discounted cash flow valuation model as had been done in previous years and determined that, for each of the two reporting units, the fair values exceeded the respective carrying amounts. The key assumptions used were discount rates and perpetual growth rates applied to cash flow projections. Also inherent in the discounted cash flow valuations were near-term revenue growth rates over the next five years. These assumptions contemplated business, market and overall economic conditions. The fair values of indefinite-lived trade names were also assessed using a discounted cash flow valuation model. The key assumptions used included discount rates, royalty rates and perpetual growth rates applied to projected sales.

For the remaining reporting units, the Company determined qualitatively that it was not more-likely-than-not that goodwill was impaired, and thus, the two-step goodwill impairment test was not required.  In making this determination, the Company considered the significant excess of fair value over carrying amount as calculated in the most recent quantitative analysis performed in conjunction with the 2012 annual impairment test, favorable results of the 2013 impairment test, positive 2014 industry performance versus prior year, analyst multiples and other positive qualitative information, all of which indicated that it is more-likely-than-not that the fair values of these reporting units were greater than the respective carrying amounts. Based on this evaluation of internal and external qualitative factors, the Company concluded that the two-step goodwill impairment test was not required for these reporting units.

INTANGIBLE ASSETS — Intangible assets at January 3, 2015 and December 28, 2013 were as follows:

	2014		2013
(Millions of Dollars)	Gross Carrying Amount	Accumulated Amortization	Gross Carrying Amount	Accumulated Amortization
Amortized Intangible Assets — Definite lives
Patents and copyrights	$52.8	$(43.9)	$56.3	$(44.3)
Trade names	165.7	(89.6)	168.5	(79.4)
Customer relationships	1,832.0	(893.1)	1,947.2	(783.3)
Other intangible assets	275.6	(140.3)	281.0	(122.9)
Total	$2,326.1	$(1,166.9)	$2,453.0	$(1,029.9)

Total indefinite-lived trade names are $1,592.5 million at January 3, 2015 and $1,614.2 million at December 28, 2013. The change in value is due to currency fluctuations.
Aggregate intangible assets amortization expense by segment was as follows:

(Millions of Dollars)	2014	2013	2012
Tools & Storage	$40.7	$47.2	$44.4
Industrial	66.9	65.4	50.9
Security	78.8	90.7	112.1
Consolidated	$186.4	$203.3	$207.4

The amounts above are inclusive of amortization expense for discontinued operations amounting to $2.9 million in 2014 and $4.2 million in 2013 and $22.2 million in 2012.
Future amortization expense in each of the next five years amounts to $171.4 million for 2015, $158.1 million for 2016, $149.1 million for 2017, $139.6 million for 2018, $123.5 million for 2019 and $416.5 million thereafter.